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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported) July 8, 2004
              ----------------------------------------------------

                           CROWN MEDICAL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   98-0375957
                      (IRS Employer Identification Number)

                             6006 N. Mesa, Suite 709
                              El Paso, Texas 79912
                    (Address of principal executive offices)

                              William L. Sklar, CEO
                           Crown Medical Systems, Inc.
                             6006 N. Mesa, Suite 709
                              El Paso, Texas 79912
                     (Name and address of agent for service)

                                 (915) 845-1787
          (Telephone number, including area code of agent for service)


 Item 5.  Other Events

         On July 8, 2004, Crown Medical Systems, Inc., a Nevada corporation ("Crown Nevada") and Crown Medical Systems, Inc., a Delaware corporation ("Crown Delaware") entered into a Letter of Intent (the "Letter of Intent") pursuant to which a newly formed, wholly owned subsidiary of Crown Nevada ("Merger Sub") shall merge with and into Crown Delaware in consideration of the issuance of equity securities of Crown Nevada to all of the shareholders of Crown Delaware. As a result, Crown Delaware will become a wholly owned subsidiary of Crown Nevada following the merger of Merger Sub with and into Crown Delaware with Crown Delaware surviving the merger.

         Crown Nevada was late in its filing due July 15, 2004 because Vintage Filings LLC had possession of Crown Nevada's EDGAR filing codes and was attempting to extort money in exchange for delivery of Crown Nevada's property. Rather than pay extortion, Crown Nevada elected to notify the Securities and Exchange Commission EDGAR staff of the situation and secure new filing codes.

Item 6.  RESIGNATION of Registrant's directors

General

         On July 9, 2004, G. Paul Marshall resigned as a member of the Board of Directors as well as an officer of Crown Nevada.

         Also on the same date, Crown Nevada appointed the following officers:

             NAME                                          Position

       William L. Sklar          President, Chief Executive Officer, Chief
                                 Financial Officer and Chief Accounting Officer
       James A. Sterling         Executive Vice President, Secretary and
                                 Treasurer


Item 7.  Financial Statements and Exhibits

   Financial Statements

         None

   Exhibits

         Exhibit A - Letter of Intent among Crown Medical Systems, Inc., a
                  Nevada corporation and Crown Medical Systems, Inc., a Delaware corporation dated July 8, 2004.
         Exhibit B - Press Release dated July 19, 2004.
         Exhibit C - Letter of Resignation from G. Paul Marshall dated July 9,
                   2004.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Crown medical systems, INC.



                                          By:  /s/William L. Sklar
                                             ---------------------------------
                                                William L. Sklar, President


Date:  July 19, 2004


                                    EXHIBIT A

  Letter of Intent among Crown Medical Systems, Inc., a Nevada corporation and
               Crown Medical Systems, Inc., a Delaware corporation
                               dated July 8, 2004
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                           CROWN MEDICAL SYSTEMS, INC.
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                 6006 N. Mesa, Suite 709 o El Paso, Texas 79912
                   Tel: (915) 845-1787 o Fax: (915) 845-6421

                                  July15, 2004

Mr. Brian D. Knight President & CEO
Crown Medical Systems, Inc.
6006 N. Mesa, Suite 709
El Paso, Texas 79912

Re: Acquisition of Crown Medical Systems, Inc., a Delaware corporation by Crown Medical Systems, Inc., a Nevada corporation

Dear Mr. Knight:

           The following constitutes a mutual letter of intent ("Letter of Intent") with respect to the acquisition of Crown Medical Systems, Inc. ("Crown Delaware"), a Delaware corporation, by Crown Medical Systems, Inc. ("Crown Nevada"), a Nevada corporation, on the terms and conditions as follows:

                                 R E C I T A L S

            WHEREAS, Crown Nevada was originally incorporated on January 29th, 2002 under the laws of the State of Nevada under the name of Link Media Publishing Ltd. Crown Nevada is authorized to issue 70,000,000 common shares, $.001 par value, and 5,000,000 preferred shares, $.001 par value. 18,951,835 common shares are presently issued and outstanding and no preferred shares are presently issued and outstanding. No other class of equity securities is outstanding.

            WHEREAS, Crown Delaware was originally incorporated under the laws of the State of Delaware. Crown Delaware is authorized to issue 30,000,000 common shares and no preferred shares. 27,700,000 common shares will be issued and outstanding. No other class of equity securities is outstanding.

         WHEREAS, Crown Nevada has furnished to Crown Delaware the same kind of information that would have been included in a registration statement ("Registration Statement") declared effective by the U.S. Securities and Exchange Commission (the "SEC") including current financial statements, which are specifically incorporated herein by reference.

         WHEREAS, Crown Delaware has furnished Crown Nevada with the same kind of information that would have been included in a Registration Statement declared effective by the SEC including current financial statements, which are specifically incorporated herein by reference.

         WHEREAS, The parties desire to enter into a Letter of Intent as a statement of their intention to effect an acquisition, subject to suitable results of due diligence examinations, required director and shareholder votes, and other requirements of applicable state and federal laws.

         IN CONSEQUENCE WHEREOF, the parties have adopted this Letter of Intent as a statement of their intent to effect an acquisition on the terms and conditions set forth herein.

         1. The Business Combination. The parties intend to effect a business combination of Crown Delaware and Crown Nevada without registration with the SEC pursuant to the exemption in Rule 506 of Regulation D of the Securities Act of 1933.

         The reorganization shall be structured so that a newly formed, wholly owned subsidiary of Crown Nevada ("Merger Sub") shall merge with and into Crown Delaware in consideration of the issuance of equity securities of Crown Nevada to all of the shareholders of Crown Delaware. As a result, Crown Delaware will become a wholly owned subsidiary of Crown Nevada following the merger of Merger Sub with and into Crown Delaware with Crown Delaware surviving the merger.

         Each party shall, at closing, provide the other with documentation and evidence that all required statutory notices, proxies, and dissenter's rights have been complied with under applicable law, Standard & Poor's has issued a CUSIP number and the National Associate of Securities Dealers, Inc. ("NASD") has assigned a new trading symbol.

         2. Issuance of Shares. Immediately prior to the closing of the transaction contemplated by this Letter of Intent, Crown Nevada will have outstanding 18,951,835 shares of Common Stock, approximately 10,000,000 shares of which will be restricted securities as defined in Rule 144 of the Securities Act of 1933. The remaining shares in the approximate amount of 8,951,835 will be unrestricted and owned by unaffiliated shareholders. In connection with the merger, the Crown Delaware shareholders will be issued a total of 4,396,825 shares of Series A Convertible Preferred Stock of Crown Nevada. Each share of preferred stock shall be convertible into 2.75 shares of common stock of Crown Nevada, or a total of 12,091,270 shares. The preferred shares as well as the shares of common stock of Crown Nevada issuable upon their conversion of Crown Nevada will be restricted securities as defined in Regulation D and Rule 144 of the Securities Act of 1933, an appropriate legend will be stamped on each certificate representing such shares and stop orders will be issued to the transfer agent.

         3. Definitive Agreement. As is customary in transactions of this kind, this Letter of Intent shall serve as a general outline of a Plan and Agreement of Merger (the "Merger Agreement") and other more detailed documentation to be prepared, approved by counsel, and fully executed. By way of illustration and not limitation, the parties expect that such Merger Agreement shall contain representations and warranties as to the adequacy and accuracy of materials furnished, corporate authority and related matters as well as clauses and other agreements which shall be hereafter negotiated including:

                  (i) If required, filing with the SEC an information statement as required by Rule 14f-1 under the Securities Exchange Act of 1934 and, furnishing a copy to each of the shareholders of Crown Nevada informing them of the contemplated transactions;

                  (ii) The prompt preparation and filing with the SEC appropriate notice that includes the information specified in Item 1 of Form 8-K and otherwise comply with the provisions of the Securities Exchange Act of 1934;

                  (iii) The prompt preparation of a disclosure statement containing the necessary information to comply with Rule 15(c)2(11) promulgated by the SEC pursuant to the Securities Exchange Act of 1934 and file such forms with one or more firms who are members of the NASD and with NASD as are necessary to effect the continuing quotation of the corporation's securities on the NASD Electronic Bulletin Board;

                  (iv) Evidence that the common stock of Crown Nevada is qualified for trading in the over-the-counter securities market and is approved for quotation on the electronic bulletin board operated by the NASD;

                  (v) Assurances that no activities of the parties would, in the reasonable opinion of counsel, result in rights or rescission or other claims under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934 as amended, state blue sky laws, applicable state, corporate laws, the laws of Delaware, and similar laws; and similar assurances that the proposed transaction shall not give rise to dissenter's rights, rights of appraisal, escrow or lock-up requirements; minority shareholder derivative actions, and similar rights and remedies;

                  (vi) Assurances that all financial statements of Crown Delaware and its subsidiaries are audited, or will be audited within the time for filing the Form 8-K described in paragraph 3(xi) below. The financial statements may contain a showing that continued operations of Crown Delaware are dependent upon proceeds of any future offering of securities to continue as a going concern;

                  (vii) No later than the time of closing Crown Nevada shall have acquired 10,000,000 issued and outstanding shares, to be cancelled;

                  (viii) Approving and adopting, for purposes of exemption from "short-swing" liability under Section 16(b) of the Exchange Act, the acquisition of common stock and warrants at the closing by officers and directors of Crown Delaware who become, prior to, at, or following the closing date, officers or directors of Crown Nevada as a result of the conversion of shares of Crown Delaware in the acquisition and the assumption of any Crown Delaware options or warrants by Crown Nevada at the closing. Such resolution shall set forth the name of the applicable "insiders" for purposes of Section 16 of the Exchange Act, the number of securities to be acquired by each individual, that the approval is being granted to exempt the transaction under Rule 16b-3 under the Exchange Act, and, for the options and warrants of Crown Delaware to be assumed by Crown Nevada at the closing time, the material terms of the options and warrants to purchase securities of Crown Nevada acquired by such insiders as a result of the assumption by Crown Nevada of such options and warrants;

                  (ix) Suitable officers' certificates, agreements with finders, and similar matters;

                  (x) Opinions of counsel covering issuance of fully paid and non-assessable stock, appropriate exemptions from registration for privately placed and restricted shares, corporate authority and good standing, and similar corporate matters;

                  (xi) Within 71 days after the original report on Form 8-K must be filed, the preparation and filing with the SEC an amendment to the Form 8-K described in paragraph 3(ii) above that includes the financial statements and pro forma financial information prepared pursuant to Regulation S-X for the periods specified in Rule 3.05(b); and

                  (xii) After the closing, Crown Nevada shall issue to certain persons designated by Crown Nevada Board of Directors 5,000,000 shares of non-voting preferred stock, convertible into shares of common stock at the conversion rate of one (1) shares of preferred stock for one (1) share of common stock, at and after the time Crown Nevada has booked orders with revenues of $10,000,000, and five-year options to purchase 1,500,000 common shares at an exercise price of $.75 per share, such preferred shares and options to be allocated by the Crown Nevada Board of Directors;

                  (xiii) After the closing, Crown Nevada will provide for a change of name to MD Paperfree, Inc. or another name selected by management

                  (xiv) Application to the Standard & Poor's editorial board to approve the corporation for a full description in Standard & Poor's Standard Corporation Manual, Standard & Poor's Daily News Section, coverage of the Company as part of the S&P Market Access Program and coverage on Standard & Poor's Internet Site, www.advisorinsight.com, as well as S&P Marketscope and the S&P Stock Guide database.

         After the closing, Crown Nevada will enter into Employment Agreements with those persons designated by the Board of Directors.

         4. Financial Statements. Crown Nevada will provide Crown Delaware with financial statements audited by Dale Matheson Carr-Hilton LaBonte, Chartered Accountants, for the three year period ending December 31, 2003 and shall provide, upon request, all general ledger, checkbook, checkbook register, and similar accounting or bookkeeping documents. At the time of closing, Crown Nevada will have no material liabilities or assets.

         5. Due Diligence Examination. The consummation of the transactions contemplated hereunder are expressly conditioned upon the results of due diligence examinations by the respective parties. Crown Nevada warrants and represents that the representations contained in the information will be true and accurate as of the date of Closing and Crown Delaware warrants and represents that the representations contained in the information furnished to Crown Nevada will be true and accurate as of the date of the Closing. With respect to the due diligence examinations, each party shall fully and completely disclose and divulge all matters requested; to disclose all matters that may affect the financial statements of Crown Nevada and Crown Delaware; and shall make available all books and records. All employees, shareholders, officers, directors, attorneys, accountants, advisors and consultants of Crown Nevada and Crown Delaware may be examined by the other party. All information received in connection with the due diligence examination shall be received in confidence and shall not be divulged in the event that a combination of the companies does not take place.

         6. Non-solicitation. In consideration of the substantial expenditures of time, effort and money to be undertaken by the parties in connection with the preparation and execution of the Merger Agreement, the various reviews, investigations and verifications referred to above, the parties hereby undertake and agree (i) that during the term of this Letter of Intent, they shall not enter into or conduct any discussions with any other prospective purchaser for the purchase of any of the shares of common stock of their company or any of their assets, and (ii) to negotiate in good faith in an attempt to successfully conclude the transactions contemplated by this Letter of Intent. In addition, pending execution and delivery of the Merger Agreement (or the earlier termination of this Letter of Intent), they will not, and will not permit its representatives to solicit or encourage (including by way of furnishing any non-public information concerning their business, properties or assets) any acquisition proposal and will terminate all negotiations relating to any acquisition proposal received. In the event an unsolicited acquisition is received, they shall promptly notify the other party. As used in this Letter of Intent, "acquisition proposal" means any proposal for a merger or other business combination involving their company or for the acquisition of any equity interest in, or a substantial portion of the assets of their company other than pursuant to a transaction contemplated by this Letter of Intent.

         7. Public Statements. Each party to this Letter of Intent agrees that he will not make any public disclosure of this Letter of Intent or the execution of the Merger Agreement without the other's prior approval. Prior to issuing any press release or public statement concerning the transactions represented therein, a copy shall be made available to the other parties for their comments. If the proposed transactions are not consummated for any reason whatsoever, the respective parties thereto shall keep confidential any information (unless ascertainable from public or published information or trade sources) concerning the business or operations of the parties hereto.

         8. Confidentiality. Crown Nevada will hold and will cause its employees, representatives, consultants and advisors to hold in strict confidence, unless compelled to disclose by judicial or administrative process, or by other requirements of law, all documents and information concerning Crown Delaware furnished to Crown Nevada in connection with the transactions contemplated by this Letter of Intent (except to the extent that such information can be shown to have been (a) previously known by Crown Nevada and where the disclosure of which is not in violation of an obligation of Crown Nevada, (b) in the public domain through no fault of Crown Nevada, or (c) later lawfully acquired by Crown Nevada from other sources unless Crown Nevada knew such information was obtained in violation of an agreement of confidentiality) and will not release or disclose such information to any other person, except its auditors, attorneys, financial advisors and other consultants and advisors in connection with the Merger Agreement (it being understood that such persons shall be informed by Crown Nevada of the confidential nature of such information and shall be directed by Crown Nevada to treat such information confidentially).

         9. Binding Effect. It is, of course, understood that the respective rights and obligations of Crown Nevada and Crown Delaware remain to be defined in the Merger Agreement into which this Letter of Intent and all prior discussions shall merge; provided, however, that the respective obligations of Crown Nevada and Crown Delaware described in the three immediately preceding paragraphs shall be binding upon each, respectively, when this Letter of Intent is executed and delivered to Crown Nevada.

         If the foregoing meets with your approval, you should each execute and return a copy of this Letter of Intent, whereupon this letter shall constitute a Letter of Intent between Crown Nevada and Crown Delaware in accordance with the terms and conditions set forth herein. This Letter of Intent may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. A facsimile signature by any party on a counterpart of this Letter of Intent shall be binding and effective for all purposes. Such party shall, however, subsequently deliver to the other party an original executed copy of this Letter of Intent. Whether or not the transactions are consummated, each party shall pay their own expenses in connection with preparing for and consummating the transactions herein contemplated. Unless otherwise agreed to in writing by Crown Nevada this Letter of Intent will terminate in accordance with its own terms if the Merger Agreement is not executed on or before Thursday, July 15, 2004.

Crown Medical Systems, Inc.
(a Nevada corporation)



By:     _______________________________________________________________
           William L. Sklar, Chief Executive Officer



Accepted and agreed this 15th day of July, 2004.

Crown Medical Systems, Inc.
(a Delaware corporation)



By:     _______________________________________________________________
           Brian D. Knight, President and CEO



                                    EXHIBIT B

                        Press Release dated July 19, 2004
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PRESS RELEASE
CROWN MEDICAL SYSTEMS, INC.
6006 N. Mesa, Suite 709, El Paso, Texas 79912
Telephone (915) 845-1787 - Facsimile (915) 845-6421
Contact:  William L. Sklar, CEO

        Crown medical systems, inc., a Nevada corporation to combine with crown medical systems, inc., a Delaware corporation

        El paso, Texas - July 19, 2004 - Crown Medical Systems, Inc., a Nevada corporation (OTCBB:CWMS) ("Crown Nevada") announced today that it has entered into a Letter of Intent for a business combination with Crown Medical Systems, Inc., a Delaware corporation ("Crown Delaware"). Upon completion of the acquisition, the stockholders of Crown Delaware will own a majority of the equity and voting rights of Crown Nevada.

         The Business Combination. The reorganization shall be structured so that a newly formed, wholly owned subsidiary of Crown Nevada ("Merger Sub") shall merge with and into Crown Delaware in consideration of the issuance of equity securities of Crown Nevada to all of the shareholders of Crown Delaware. As a result, Crown Delaware will become a wholly owned subsidiary of Crown Nevada following the merger of Merger Sub with and into Crown Delaware with Crown Delaware surviving the merger.

         Closing of the transaction is subject to the customary definitive agreement, due diligence by both parties and other matters usually associated with business combinations.

         About Crown Delaware. Crown Delaware, incorporated under the laws of Delaware on July 20, 2001, provides to hospitals, clinics and physician offices turnkey software, hardware, encryption, installation services, on-site training, on-site technical service and 24/7 help desk support required to comply with the Health Insurance Portability and Accountability Act of 1996 (HIPAA).

         Crown Delaware provides products and services to hospitals, clinics and physician offices through national distribution agreements with five specific service providers. We offer an integrated healthcare hardware and software solution to identify and meet the specific needs of customers in assessing and implementing HIPAA compliance

         Crown Delaware's principal office is in El Paso, Texas. Crown Delaware presently has 9 full-time professionals, 7 board members (3external) and a board of advisors.

         Except for historical information, all of the statements, expectations and assumptions contained in the foregoing are forward-looking statements. The realization of any or all of these expectations is subject to a number of risks and uncertainties and it is possible that the assumptions made by management may not materialize.



                                    EXHIBIT C

         Letter of Resignation from G. Paul Marshall dated July 9, 2004.
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July 9, 2004

To: The Board of Directors of Crown Medical Systems, Inc. (Delaware) and Crown Medical Systems, Inc. (Nevada)

This letter is to inform all concerned parties that I hereby resign as a director of both companies, effective immediately. I wish the company well in its continued endeavors to commercialize its suite of products and services.

Respectfully,

/s/G. Paul Marshall
------------------------------
G. Paul Marshall